Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Morgan Stanley of our report dated February 7, 2005 (October 12, 2005 as to the effects of discontinued operations and segment classification discussed in Note 27) (which report expresses an unqualified opinion and contains an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123,” in 2003), included in this Current Report on Form 8-K of Morgan Stanley.

Filed on Form S-3:
Registration Statement No. 33-57202
Registration Statement No. 33-60734
Registration Statement No. 33-89748
Registration Statement No. 33-92172
Registration Statement No. 333-07947
Registration Statement No. 333-27881
Registration Statement No. 333-27893
Registration Statement No. 333-27919
Registration Statement No. 333-46403
Registration Statement No. 333-46935
Registration Statement No. 333-76111
Registration Statement No. 333-75289
Registration Statement No. 333-34392
Registration Statement No. 333-47576
Registration Statement No. 333-83616
Registration Statement No. 333-106789
Registration Statement No. 333-117752

Filed on Form S-4:
Registration Statement No. 333-25003

Filed on Form S-8:
Registration Statement No. 33-63024
Registration Statement No. 33-63026
Registration Statement No. 33-78038
Registration Statement No. 33-79516
Registration Statement No. 33-82240
Registration Statement No. 33-82242
Registration Statement No. 33-82244
Registration Statement No. 333-04212
Registration Statement No. 333-28141
Registration Statement No. 333-28263
Registration Statement No. 333-62869
Registration Statement No. 333-78081
Registration Statement No. 333-95303
Registration Statement No. 333-85148
Registration Statement No. 333-85150
Registration Statement No. 333-108223

/s/ DELOITTE & TOUCHE LLP

New York, New York

October 12, 2005